Exhibit 99.1

Email and Chatter Post

Project Zelda: Dan Caruso

Zayo announced this morning that we have entered into a definitive agreement to be acquired by two private equity firms: Digital Colony and EQT Infrastructure. The Transaction would result in Zayo transitioning from a public company to a private company. Under the new ownership, the Zayo team will continue to execute the Company’s strategy and our headquarters will remain in Boulder, Colorado. If you haven’t seen the announcement yet, please take a moment to read the press release. Under the terms of the agreement, Zayo stockholders, including employee shareholders, will receive $35.00 per share in cash.

The transaction is a major milestone for our business and we very much look forward to partnering with EQT and Digital Colony. Both Digital Colony and EQT are experienced global investors in the Communications Infrastructure space and appreciate our extraordinary fiber infrastructure assets, our highly talented team and our strong customer base. Importantly, they share our vision that Zayo’s Fiber Fuels Global Innovation, and I am confident our partnership will empower Zayo to accelerate its growth and strengthen its industry leadership.

Jan Vesely led the transaction for EQT and Marc Ganzi for Digital Colony. I’ve known each of them for many years and can attest that they will bring significant value to Zayo.

Digital Colony invests in communications infrastructure, including fiber, tower and rooftop antenna sites, data centers, DAS and Wi-Fi. EQT has an unparalleled infrastructure arm, with portfolio companies in Europe, Asia and the U.S. Combined, they have over $80 billion under management and an excellent reputation for their expertise and knowledge within the infrastructure sector. Together we’ll have the flexibility to pursue our long-term strategy without the obligations of operating a public company. Both companies understand the value and market potential of communications infrastructure and have a history of working with their portfolio companies to generate growth and value. They are excited about our talented team and look forward to working with us. Our shared goal is to advance our position as the leading independent provider of fiber and infrastructure, fueling innovation for the world’s most impactful companies.

For the foreseeable future, I will continue to serve as CEO and look forward to working with our current senior leadership team, and all of you, as we enter into the next chapter in our remarkable journey.

What’s Next?

The transaction is expected to close during the first half of calendar 2020, following a shareholder vote and customary regulatory approvals. Until this happens, Zayo will continue to operate independently and as a public company. The stock will continue to trade on the New York Stock Exchange, and we’ll continue to report quarterly results.

For almost all of us, it’s business as usual. Our jobs today are the same as they were yesterday, and we should continue to focus on day-to-day execution — selling, installing, engaging with customers, and managing the network. No matter what our ownership structure, achieving our organic growth goals while driving similar increases in EBITDA is critical to our success. We should all stay focused on executing our 2019 strategic plan and providing our customers with the exceptional solutions and customer experience they have come to expect from us. Post-close, we’ll work closely with the new ownership team to drive growth and maximize value.

Though EQT and Digital Colony have portfolio companies in our sector, they are purchasing Zayo to operate as a stand-alone company. Importantly, the stand-alone Zayo is complementary to the geographic reach and product set of other companies that Digital Colony and EQT have invested in. As such, we will not have material overlap of assets or roles and we do not expect reductions in force related to today’s announcement.

You likely have questions about the new ownership group and how the proposed acquisition will affect your future. I have included the answers to some questions below, but please plan to join me and the senior leadership team at an All Hands meeting tomorrow at 9am MT to learn more.

This acquisition is an important step forward in our journey, and there is much more that we will accomplish together. Thank you for your dedication and focus. I am incredibly proud of the company we have built and am excited about Zayo’s future.

Q&A

What Happens to My RSUs?

Our performance based compensation in the form of incentive cash compensation (ICC) and equity compensation in the form of restricted stock units (RSUs) has been an important element of our overall compensation program. This plan will continue over the next several quarters between now and when we close, with new RSUs and ICC issued each quarter. Over the coming quarters we will work closely with Digital Colony and EQT to develop a compensation program that will take effect post close.

•                  If you hold RSUs that have vested, at closing you will receive a cash payment of $35.00 per share for each vested RSU, subject to applicable tax withholding.

•                  If you hold unvested RSUs at closing that were granted prior to May 8, 2019, those unvested RSUs will be exchanged for a cash payment of $35.00 per share for each unvested RSU at closing, subject to applicable tax withholding.

•                  If you hold unvested RSUs at closing that are granted between May 8, 2019 and the closing of the transaction, those unvested RSUs will be exchanged for your right to receive a cash payment of $35.00 per share for each unvested RSU, with such cash to be paid on the vesting and delivery schedule provided in the grant agreement applicable to such RSUs, subject to applicable tax withholding.

Should we anticipate any layoffs as a result of today’s news?

The success of the transaction will depend on growing the business. We don’t anticipate any force reductions as a result of today’s news, but we do need to continue to focus on executing our strategy.

Will our office locations change? Will any employees be required to relocate?

Office locations and relocations are not anticipated at this time.

Who should I contact with human resources-related questions?

You should continue to deal with your HR business partner.

What changes will EQT and Digital Colony make? What should we expect after acquisition?

Upon completion of the transaction, some changes will be inevitable as Zayo goes from a publicly traded company to a privately-held company. However it is far too early to know or discuss specifics. The consortium recognizes that Zayo has amassed impressive fiber infrastructure assets, a talented team and a marquee customer base. Demand for bandwidth is strong and expected to continue into the foreseeable future. Post-close, the consortium would expect to advance Zayo’s growth and leadership from a position of strength, addressing considerable market opportunity and fully unlocking the value inherent in the business.

How does this affect our stockholders? What does it mean to be a privately-held company?

The agreement unlocks value for all our stockholders, employee stockholders included, who will receive cash in return for the stock that they hold. From a structural perspective, the biggest differences after the transaction is completed will be that instead of thousands of stockholders, Zayo will have a very small ownership group, and Zayo stock will no longer be traded on a public stock exchange.

What are the advantages to being a privately-held company?

As a private company, we will be owned by investors who understand our business, have the same long-term view as our employees and customers, and will bring added value to our strategic decisions. We will also be able to focus more of our efforts on running the business as we’ll spend less time reporting to and educating public investors.

What should I tell my customers?

Zayo’s mission continues to be to provide mission-critical bandwidth to the world’s most impactful companies. We remain committed to this mission. Fiber and related infrastructure will continue to be a pillar of our strategy. The change in ownership signals a future where we remain committed to and aligned with their current and long-term needs.

EQT and Digital Colony are strongly committed to Zayo’s mission and to supporting Zayo’s management and employees in our ongoing efforts to deliver to our customers and partners. Customers can continue to expect high-performance infrastructure solutions that leverage our extensive global fiber network. They can count on the same quality service and 24x7 customer support. There are no changes to contracts, service levels, billing or our online platform Tranzact as a result of this proposed ownership change. Our priority is to continue to fuel our customers’ innovation and enable their growth and success.

You can rely on the press release, customer letter and this FAQ to share information. It is important that you limit your written communications with customers to approved forms of communications, which have been previously provided by Legal or Corporate Communications. If the customer tells you that they are also a stockholder or bondholder and has questions regarding their investment in Zayo, that call should be referred directly to Brad Korch (brad.korch@zayo.com).

What do we tell customers/partners/vendors so they continue to have confidence in us?

Zayo has a strong and proven strategy, an exceptional track record, a strong balance sheet and consistent, positive cash flow. We have an incredibly strong foundation and a bright future ahead. We now have educated, well funded investors that are looking to invest and grow our platform. This transaction is about making a strong business even better.

If I get a call from a reporter, analyst or stockholder, what should I say?

Nothing. You should not talk to reporters or other members of the media, or to analysts, stockholders or others in the investment community. Investor relations inquiries, such as calls from analysts, stockholders and institutional investors and bondholders, should be referred directly to Brad Korch (brad.korch@zayo.com). Media and press inquiries, such as calls from reporters, and all other external inquiries should be referred directly to Brad Korch. As always, only authorized spokespersons can speak to these audiences on behalf of the company.

How can I best show my support for the announcement?

This is great news for our stockholders, employees and customers and for the long-term prospects of our business. The best way you can help is by focusing on your regular tasks at hand and by continuing to operate in a manner consistent with our company values.

Forward Looking Statements

Certain statements made herein, including, for example, statements regarding the benefits of the transaction, certainty of the transaction, the anticipated timing of the transaction and future results, expectations or operations of the Company, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. These forward-looking statements typically include words such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved, and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, many of which are beyond our control, and are not guarantees of future results or achievements. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations. As a result, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the delay or termination of the Merger Agreement; the outcome or length of any legal proceedings that have been, or will be, instituted related to the Merger Agreement; the inability to complete the Merger due to the failure to timely or at all obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt on a timely basis or at all of any required regulatory clearances related to the Merger; the failure of Parent to obtain or provide on a timely basis or at all the necessary financing as set forth in the equity commitment letters delivered pursuant to the Merger Agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the effects of local and national economic, credit and capital market conditions on the economy in general; and the other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the Securities and Exchange Commission (the “SEC”) as described below. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive.

Additional information concerning these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and in any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings with the SEC. Our SEC filings are available publicly on the SEC’s website at www.sec.gov, on the Company’s website at  https://investors.zayo.com or by contacting the investor relations department of the Company. Except to the extent required by applicable law, we disclaim any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Merger And Where To Find It

In connection with the proposed Merger, the Company will file a proxy statement on Schedule 14A with the SEC. Additionally, the Company plans to file other relevant materials with the SEC in connection with the proposed Merger. This employee letter is not a substitute for the proxy statement or any other document which the Company may file with the SEC. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed Merger and related matters. INVESTORS IN AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY

STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, RELATED MATTERS AND THE PARTIES TO THE MERGER. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or by contacting the investor relations department of the Company.

Participants in the Solicitation

This employee letter does not constitute a solicitation of a proxy from any stockholder with respect to the proposed Merger. However, the Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, the Company’s definitive proxy statement on Schedule 14A for the 2018 Annual Meeting of Stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the Merger if and when they become available. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph filed, with or furnished to the SEC. All such documents, when filed or furnished, are available free of charge at the SEC’s website at www.sec.gov or by contacting the investor relations department of the Company.